July 30, 1999


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Energy, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt




                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549





                               FORM 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   July 30, 1999




                          INDIANA ENERGY,INC.
         (Exact name of registrant as specified in its charter)




     INDIANA                         1-9091           35-1654378
(State or other jurisdiction   (Commission File No.)  (IRS Employer
     of incorporation)                                 Identification
                                                       Number)





       1630 North Meridian Street, Indianapolis, Indiana  46202
            (Address of principal executive offices)   (Zip Code)





Registrant's telephone number, including area code:   (317) 926-3351

Item 5.    Other Events

On July 30, 1999, Indiana Energy, Inc. (the company) released summary financial information to the investment community regarding the company's results of operations, financial position and cash flows for the three-, nine- and twelve-month periods ended June 30, 1999.
The financial information released is included herein. This information is summary in nature, does not include footnote disclosures and should not be considered complete financial statements.

Item 7.    Exhibits

99     Financial Analyst Report - Third Quarter 1999


                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INDIANA ENERGY, INC.
                                    Registrant




Dated July 30, 1999     /s/Carl L. Chapman
                         Carl L. Chapman
                         Senior Vice President and
                         Chief Financial Officer



Dated July 30, 1999     /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Vice President and Controller